SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT




                      FILED PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): May 7, 1997



                          JACK HENRY & ASSOCIATES, INC.
               (Exact name of Registrant as specified in Charter)




    Delaware            0-14112                       43-1128385
(State or other   (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
incorporation)



                 663 Highway 60, P.O. Box 807, Monett, MO 65708
               (Address of principal executive offices)(zip code)



        Registrant's telephone number, including area code:  417-235-6652





Item 4.  Changes in Registrant's Certifying Accountant

     The Board of Directors of Jack Henry & Associates, Inc. (the "Registrant"), upon recommendation of its Audit Committee, determined to appoint Deloitte & Touche LLP as the Registrant's newly engaged certifying accountants and Deloitte & Touche LLP has accepted this appointment. During the two years ended June 30, 1996, and through the date of their appointment, Deloitte & Touche LLP has not provided any consultations to the Registrant regarding the application of accounting principles to specific transactions and the type opinion that they may have rendered on the financial statements.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JACK HENRY & ASSOCIATES, INC.




Date:  May 7, 1997                By: /s/ Michael E. Henry
                                  Michael E. Henry
                                  Chairman and Chief Executive Officer


Date:  May 7, 1997                By: /s/ Terry W. Thompson
                                  Terry W. Thompson, Vice President,
                                  Treasurer and Chief Financial Officer